SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 March 26, 2004
                                 Date of Report
                        (Date of earliest event reported)




                            MEMBERWORKS INCORPORATED
                            ------------------------
             (Exact name of registrant as specified in its charter)



     DELAWARE                       0-21527                       06-1276882
------------------------    ------------------------        --------------------
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)



                               680 Washington Blvd
                           Stamford, Connecticut 06901
                          ----------------------------
                    (Address of principal executive offices,
                               including zip code)



                                 (203) 324-7635
                        -------------------------------
                        (Registrant's telephone number,
                              including area code)

                            MEMBERWORKS INCORPORATED


Item 5. Other Events.

On March 26, 2004, MemberWorks Incorporated issued a press release announcing its offering pursuant to Rule 144A of the Securities Act of 1933 of an aggregate principal amount of $150.0 million of senior notes due 2014. A copy of the press release is attached as exhibit 99.1 to this form 8-K.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

Exhibits

(c) 99.1 Press release dated March 26, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        MEMBERWORKS INCORPORATED
                                        (Registrant)


Date:  March 26, 2004                   By:   /s/ Gary A. Johnson
                                              ----------------------------------
                                              Gary A. Johnson, President and
                                              Chief Executive Officer